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Exhibit 99.1

FOR IMMEDIATE RELEASE                              Contact:  John Brine
---------------------                                        Stonepath Group
                                                             (212) 254-8280



            STONEPATH GROUP NAMES STRATEGIC EXECUTIVE COMMITTEE AND
                  DETAILS REGIONALIZATION OF DOMESTIC DIVISION

   SECOND QUARTER RESULTS EXPECTED TO EXCEED MARKET EXPECTATIONS FOR REVENUE
                               AND EBITDA TARGETS
     ______________________________________________________________________

PHILADELPHIA, PA, July 19, 2004 - Stonepath Group (AMEX:STG), the global logistics services organization, today announced the creation of an Executive Committee to build on the momentum of its expected second quarter results with a focus on the Company's strategic direction and performance in the areas of operations, technology, sales, integration and expansion.

The members of the new Executive Committee, reporting directly to Stonepath Chairman and CEO, Dennis Pelino, include: Jason Totah, who continues as Chief Executive Officer, International Services; Bohn Crain, who adds the title Executive Vice President to his role as Chief Financial Officer; Joe DiGiacomo, who becomes President, Domestic Services; Neil O'Connell, who continues as Chief Technology Officer; and R.G. Heydt, who takes a new role as Executive Vice President, Sales.

Dennis Pelino remarked: "We are on pace to exceed market expectations and generate positive EBITDA in the second quarter. Our Executive Committee will build on this momentum and provide both the strategic direction and hands-on execution we need to continue our strong growth and development. Individually, these executives are talented and experienced professionals. Together, they will add great insight and dimension to Stonepath's direction and future. Their input and contributions will be vital as Stonepath continues to increase its profile as a global integrated logistics provider, and broadens its services in the U.S. and globally.

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Bohn Crain expanded on Stonepath's progress in the second quarter adding:
"Although we do not provide quarterly guidance we believe that we will comfortably beat the market's second quarter revenue target of $65.0 million and deliver solid year-over-year improvement to the $720,000 in EBITDA generated in the second quarter of 2003. With the market expecting an EBITDA loss of $849,000 for the second quarter of 2004, we look forward to finalizing our results and reporting meaningful positive EBITDA as we move further into what has historically been the strongest period of the year for us."

Stonepath will provide detailed information regarding its second quarter results on August 4, 2004. The company's second quarter results will be discussed during a conference call scheduled for 11:00 a.m. (ET) on August 5. More details on the conference call will be released shortly and will be available on Stonepath's Web site at: www.stonepath.com.

In other developments, Stonepath announced its plan to regionalize its domestic services division, formerly centralized in Minneapolis, by appointing regional Vice Presidents in six strategically located geographic regions in North America.

The new structure is expected to increase customer service levels, streamline sales and operations processes and enhance speed to delivery for Stonepath's client base. Tech-Logis(TM), Stonepath's technology platform, will play a major part in facilitating these structural changes as it continues its North American roll-out. More details on the new structure will be announced shortly.

Additionally, Stonepath has accepted the resignation of Gary Koch, formerly CEO of Domestic Services. Joe DiGiacomo, previously Chief Operating Officer, becomes President of the Domestic Services division.

Pelino remarked: "Gary Koch is a great friend and advisor and I look forward to consulting with him for many years to come."

ABOUT STONEPATH GROUP (AMEX:STG)
Stonepath Group (www.stonepath.com) is a global logistics services organization that integrates established logistics companies with innovative technologies. Through its operating divisions, Stonepath Logistics offers a full-range of time-definite transportation and distribution solutions to a wide range of global and local businesses. For more information about the Company, please contact John Brine at (212) 254-8280.


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This Press Release includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding future (including yet to be reported past) results, levels of activity, events, trends or plans. We have based these forward-looking statements on our current expectations and projections about such future results, levels of activity, events, trends or plans. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, events, trends or plans to be materially different from any future results, levels of activity, events, trends or plans expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "guidance," "may," "will," "should," "could," "would," "expect," "plan," "anticipate," "believe," "estimate," "continue," or the negative of such terms or other similar expressions. While it is impossible to identify all of the factors that may cause our actual results, levels of activity, events, trends or plans to differ materially from those set forth in such forward-looking statements, such factors include the inherent risks associated with: (i) our ability to sustain an annual growth rate in revenues consistent with recent results, (ii) our ability to improve our overall operating margins to levels more comparable with results experienced during 2003, (iii) our ability to identify, acquire, integrate and manage additional businesses in a manner which does not dilute our earnings per share; (iv) our ability to obtain the capital necessary to make additional acquisitions, (v) the uncertainty of future trading prices of our common stock and the impact such trading prices may have upon our ability to utilize our common stock to facilitate our fund raising efforts and associated acquisition strategy, (vi) the uncertain effect on the future trading price of our common stock associated with the dilution upon the conversion or exercise of outstanding convertible securities, (vii) our dependence on certain large customers, (viii) our dependence upon certain key personnel, (ix) an unexpected adverse result in any legal proceeding, (x) the scarcity and competition for the operating companies we need to acquire to implement our business strategy, (xi) competition in the freight forwarding, logistics and supply chain management industry, (xii) the impact of current and future laws affecting the Company's operations, (xiii) adverse changes in general economic conditions as well as economic conditions affecting the specific industries and customers we serve,
(xiv) regional disruptions in transportation (xv) the risk that the actual results of recently acquired businesses are consistent with their historical results and forward looking guidance provided to us at the time of acquisition, and (xvi) other factors which are or may be identified from time to time in our Securities and Exchange Commission filings and other public announcements, including our most recent Annual Report on Form 10-K for the year ended December 31, 2003. There can be no assurance that these and other factors will not affect the accuracy of such forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly release the result of any revision of these forward-looking statements to reflect events or circumstances after the date they are made or to reflect the occurrence of unanticipated events.

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